UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 7, 2022, pursuant to the previously announced (i) membership interest purchase agreement (“MIPA #1”), dated November 30, 2021, as amended on June 17, 2022, entered into between Body and Mind Inc.’s (the “Company”) wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), Canopy Monterey Bay, LLC (“Canopy”) and the membership interest owners of Canopy, Carey Stiebel (the “Continuing Owner”), Jana Stiebel, Jayme Rivard, Adrian Dermicek and Laurie Johnson (collectively, the “Sellers”) to purchase eighty percent (80%) of the issued and outstanding membership interests of Canopy, and (ii) membership interest purchase agreement (“MIPA #2”), dated November 30, 2021, as amended on June 17, 2022, entered into between DEP and the Continuing Owner of Canopy to purchase the remaining twenty percent (20%) of the issued and outstanding membership interests of Canopy, the Company through DEP completed the acquisition of all of the membership interests of Canopy from the Sellers and closed MIPA #1, as amended, and MIPA #2, as amended.

Pursuant to the closing of MIPA #1, as amended, and MIPA #2, as amended, the Company issued an aggregate of 16,301,694 shares of common stock to the Sellers in accordance with their instructions at a deemed price of US$0.134 per share.  2,238,806 of the 16,301,694 shares are being held in escrow pending the results of a working capital adjustment in accordance with MIPA #1 and MIPA #2.

The foregoing description of the MIPA #1, as amended, and MIPA #2, as amended, do not purport to be complete and are qualified in their entirety by (i) MIPA #1 and MIPA #2, which are filed as Exhibits 10.1 and 10.6, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2021, and (ii) the First Amendment to Membership Interest Purchase Agreements between DEP, Canopy, Cary Stiebel, Jana Stiebel, Jayme Rivard, Adrian Dermicek and Laurie Johnson, dated June 17, 2022, which is filed as Exhibit 10.1 to the Company’s Periodic Report on Form 10-Q filed with the SEC on June 21, 2022.

The acquisition financial statements of Canopy including any required pro forma financial information are not being filed with this Current Report on Form 8-K and will be filed on or before February 16, 2023.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to MIPA #1, as amended, and MIPA #2, as amended, described in Item 2.01 of this Current Report on Form 8-K, the Company issued and aggregate of 16,301,694 shares of common stock. The Company relied upon the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act for the issuance of such shares.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 13, 2022	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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